Exhibit 10.58
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***].

SECOND AMENDMENT TO LEASE
THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made and entered into as of October 30, 2023 (the "Effective Date"), by and between BH GRP TCAM Owner LLC, a Delaware limited liability company ("Landlord") and HOLOGIC, INC., a Delaware corporation ("Tenant").
WITNESSETH:
WHEREAS, Landlord (as successor-in-interest to Marlborough Campus Limited Partnership and Hines Global REIT Marlborough Campus LLC) and Tenant (as successor-in- interest to Cytyc Corporation) are parties to that certain lease dated December 31, 2003, as amended by that certain First Amendment to Lease, dated August 23, 2017 (the "Lease"), pursuant to which Landlord has leased to Tenant space currently containing 216,218 rentable square feet comprising the entire building known as "Building 3" and located at 250 Campus Drive, Marlborough, Massachusetts (the "Premises") in that certain building complex known as The Campus at Marlborough (the "Project");

WHEREAS, Landlord has recently performed certain structural repair and replacement work in Building 3, which work is now complete, but which required that certain common areas and areas of the Premises to be off limits to Tenant for a period of time;
WHEREAS, Landlord and Tenant are entering into this Amendment to memorialize the agreement of the parties regarding a Base Rent credit accruing to Tenant as full and final settlement of any claims under the Lease regarding Tenant’s inability to use portions of the Premises during such repair and replacement work.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:
1.Recitals; Capitalized Terms. All of the foregoing recitals are true and correct. All references to "the Lease" or "this Lease" or "herein" or "hereunder" or similar terms or to any sections thereof shall mean the Lease, or such section thereof, as modified by this Amendment. Unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Lease.
2.Base Rent Credit. In respect of the interruption of access to and use of certain portions of the Premises during Landlord’s structural repair and replacement work referenced above, Landlord and Tenant hereby agree that Tenant is entitled to a credit against the payment of monthly Base Rent next due under the Lease following the Effective Date of this Amendment in an amount equal to [***]

3.Ratification. Except as expressly modified by this Amendment, the Lease shall remain in full force and effect, and as further modified by this Amendment, is expressly ratified and confirmed by the parties hereto. This Amendment contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter.

4.Counterparts; Authority and Binding Agreement. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. The parties contemplate that they may be executing counterparts of this Amendment transmitted by e-mail or PDF and agree and intend that a signature by e-mail or PDF shall bind the party so signing with the same effect as though the signature were an original signature. Landlord and Tenant (i) intend to be bound by the signatures on any document sent by e-mail or pdf, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Lease based on the foregoing forms of signature. Each of Landlord and Tenant warrants to the other that the person or persons executing this Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment. This Amendment shall become effective and binding only upon the execution and delivery of this Amendment by both Landlord and Tenant.

[Separate signature page to follow.]

[Signature page of Amendment]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed by persons hereunto duly authorized, as of the date first set forth above.

LANDLORD:

BH GRP TCAM OWNER LLC, a Delaware limited liability company

By:    /s/ Phillip F. Dorman
Name: Phillip F. Dorman
Title:    Managing Partner TENANT:
HOLOGIC, INC., a Delaware corporation

By: /s/ Ed Zielinski
Name: Ed Zielinski
Title: VP Global Real Estate